Servicing Activities [Text Block]	12 Months Ended
Dec. 31, 2013
Servicing Activities [Text Block]

10. Servicing Activities

Mortgage Servicing Rights

The following table summarizes past activity related to mortgage servicing rights (MSRs), which were carried at fair value. Management estimated fair value using our transaction data and other market data or, in periods when there were limited MSRs market transactions that were directly observable, internally developed discounted cash flow models (an income approach) were used to estimate the fair value. These internal valuation models estimated net cash flows based on internal operating assumptions that we believed would be used by market participants in orderly transactions combined with market-based assumptions for loan prepayment rates, interest rates, and discount rates that we believed approximate yields required by investors in this asset.

Year ended December 31, ($ in millions)	2013	2012 (a)
Estimated fair value at January 1,	$952	$2,519
Additions	60	240
Sales (b)	(911)	—
Changes in fair value
Due to changes in valuation inputs or assumptions used in the valuation model	(32)	(282)
Other changes in fair value	(69)	(395)
Deconsolidation of ResCap	—	(1,130)

Estimated fair value at December 31,	$—	$952

(a)	Includes activities of our discontinued operations.

(b)	Includes the sales of agency MSRs to Ocwen Financial Corp. (Ocwen) and Quicken Loans, Inc. (Quicken) on April 1, 2013 and April 16, 2013, respectively.

Changes in fair value due to changes in valuation inputs or assumptions used in the valuation model included all changes due to a revaluation by a model or by a benchmarking exercise. Other changes in fair value primarily included the accretion of the present value of the discount related to forecasted cash flows and the economic runoff of the portfolio.

The key economic assumptions and sensitivity of the fair value of MSRs to immediate 10% and 20% adverse changes in those assumptions were as follows.

($ in millions)	December 31, 2013	December 31, 2012
Weighted average life (in years)	n/a	4.6

Weighted average prepayment speed	n/a	13.5%
Impact on fair value of 10% adverse change	n/a	$(77)
Impact on fair value of 20% adverse change	n/a	(144)

Weighted average discount rate	n/a	7.7%
Impact on fair value of 10% adverse change	n/a	$(10)
Impact on fair value of 20% adverse change	n/a	(19)

n/a = not applicable

These sensitivities are hypothetical and should be considered with caution. Changes in fair value based on a 10% and 20% variation in assumptions generally cannot be extrapolated because the relationship of the change in assumptions to the change in fair value may not be linear. Also, the effect of a variation in a particular assumption on the fair value is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another (e.g., increased market interest rates may result in lower prepayments and increased credit losses) that could magnify or counteract the sensitivities. Further, these sensitivities show only the change in the asset balances and do not show any expected change in the fair value of the instruments used to manage the interest rates and prepayment risks associated with these assets.

Risk Mitigation Activities

The primary risk of servicing rights is interest rate risk and the resulting impact on prepayments. A significant decline in interest rates could lead to higher-than-expected prepayments that could reduce the value of the MSRs. We previously economically hedged the impact of these risks with both derivative and nonderivative financial instruments. Refer to Note 21 for additional information regarding the derivative financial instruments used to economically hedge MSRs.

The components of servicing valuation and hedge activities, net, were as follows.

Year ended December 31, ($ in millions)	2013	2012	2011
Change in estimated fair value of mortgage servicing rights	$(101)	$(560)	$(793)
Change in fair value of derivative financial instruments	(112)	556	359

Servicing asset valuation and hedge activities, net	$(213)	$(4)	$(434)

Mortgage Servicing Fees

The components of mortgage servicing fees were as follows.

Year ended December 31, ($ in millions)	2013	2012	2011
Contractual servicing fees, net of guarantee fees and including subservicing	$62	$281	$344
Late fees	2	7	9
Ancillary fees	4	12	12

Total mortgage servicing fees	$68	$300	$365

Automobile Finance Servicing Activities

We service consumer automobile contracts. Historically, we have sold a portion of our consumer automobile contracts. With respect to contracts we sell, we retain the right to service and earn a servicing fee for our servicing function. Typically, we conclude that the fee we are paid for servicing consumer automobile finance receivables represents adequate compensation, and consequently, we do not recognize a servicing asset or liability. We recognized automobile servicing fee income of $58 million, $109 million, and $160 million during the years ended December 31, 2013, 2012, and 2011, respectively.

Automobile Finance Serviced Assets

The total serviced automobile finance loans and leases outstanding were as follows.

December 31, ($ in millions)	2013	2012
On-balance sheet automobile finance loans and leases
Consumer automobile	$56,417	$53,715
Commercial automobile	33,803	32,822
Operating leases	17,680	13,550
Operations held-for-sale	—	25,979
Other	54	41
Off-balance sheet automobile finance loans
Loans sold to third-party investors
Securitizations	887	1,474
Whole-loan	2,748	6,541

Total serviced automobile finance loans and leases	$111,589	$134,122